Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

ANNUAL REPORT – 12/31/2007

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Select Resource I/Resource II,
Commonwealth Annuity Select Charter, Commonwealth Annuity Select Reward, Commonwealth Annuity Select Acclaim, Commonwealth Annuity Optim-L and Commonwealth Annuity Select Advocate

March 13, 2008

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Commonwealth Annuity Select Separate Account 1940 Act Registration Number: 811-06632
	1933 Act Registration Numbers:	33-47216, 333-78245, 333-63093, 333-92115,
333-90531, 333-86274
CIK: 0000886134
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	February 27, 2008
AIM Variable Insurance Funds	896435	March 3, 2008
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 25, 2008
DWS Investments VIT Funds	1006373	February 25, 2008
DWS Variable Series II	810573	February 29, 2008
Eaton Vance Variable Trust	1121746	February 29, 2008
Fidelity Variable Insurance Products Fund	356494	March 3, 2008
Fidelity Variable Insurance Products Fund II	831016	March 3, 2008
Fidelity Variable Insurance Products Fund III	927384	March 3, 2008
Franklin Templeton Variable Insurance Products Trust	837274	February 29,2008
Janus Aspen Series	906185	February 28, 2008

MFS® Variable Insurance TrustSM	918571	March 10, 2008
Oppenheimer Variable Account Funds	752737	February 22, 2008
Pioneer Variable Contracts Trust	930709	February 28, 2008
T. Rowe Price International Series, Inc.	918292	February 25, 2008

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772